UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2014

Mopals.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-105778	05-0554486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Atlantic Avenue, Suite 308

Toronto, Ontario, CANADA, M6K 1X4

(Address of principal executive offices)(Zip Code)

416-362-4888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

(a)	On December 31, 2014, Mopals.com, Inc. (the “Company”) dismissed the registered independent public accountant, EFP Rotenberg, LLP (“EFP”) of 280 Kenneth Drive, Suite 100 Rochester, NY 1462.

(b)	EFP's report on the financial statements for the year ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2013 and 2012 and through December 31, 2014 (date of dismissal), there have been no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the EFP would have caused them to make reference thereto in their report on the financial statements.

(d)	We have authorized EFP to respond fully to the inquiries of the successor accountant.

(e)	During the years ended December 31, 2013 and 2012, and the interim period through December 31, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(f)	The Company provided a copy of the foregoing disclosures to EFP prior to the date of the filing of this Report and requested that Old Auditor furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report on Form 8-K (this “Report”). A copy of such letter is filed as Exhibit 16.1 to this Report.

New Independent Auditors:

On December 31, 2014, the Company’s engaged McGovern, Hurley, Cunningham, LLP (“MHC”) of 2005 Sheppard Avenue East, Suite 300, Toronto, Ontario, M2J 5B4 as its new registered independent public accountant. During the year ended December 31, 2013 and prior to December 31, 2014 (the date of the new engagement), we did not consult with MHC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MHC, in either case where written or oral advice provided by MHC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Letter from EFP Rotenberg, LLP, dated December 31, 2014, regarding Change in Certifying Accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mopals.com, Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
President and Chief Executive Officer

Dated: December 31, 2014